Exhibit 99.1

Tidewater Inc. 842 West Sam Houston Parkway North, Suite 400 Houston, TX 77024, USA +1.713.470.5300

Tidewater Reports Results for the Three and Six Months Ended June 30, 2022

●	Completed Acquisition of Swire Pacific Offshore
●	Adjusted EBITDA Increased From $8.7 million to $39.1 million Compared to the Second Quarter of 2021
●	Average Day Rate Increases to $12,544; Up 17% sequentially; Highest since Q3 2016
●	Vessel Level Cash Margin Increased From 27.4% to 38.2% and Global Fleet Utilization Increased From 57.0% to 75.5% Compared to the Second Quarter of 2021
●	Average Active Vessels Increased From 118 to 172 Compared to the Second Quarter of 2021, Inclusive of the Swire Pacific Offshore Fleet

HOUSTON, August 4, 2022 - Tidewater Inc. (NYSE:TDW) announced today revenue for the three and six months ended June 30, 2022 of $163.4 million and $269.2 million, respectively, compared with $90.0 million and $173.5 million, respectively, for the three and six months ended June 30, 2021. Tidewater's net losses for the three and six months ended June 30, 2022, were $25.6 million ($0.61 per common share) and $37.7 million ($0.91 per common share), respectively, compared with $29.5 million ($0.72 per common share) and $64.8 million ($1.59 per common share), respectively, for the three and six months ended June 30, 2021. Included in the net losses for the three and six months ended June 30, 2022 were merger and severance expenses of $7.3 and $9.6 million, respectively; and loss on warrants of $14.2 million for both periods. Included in the net losses for the six months ended June 30, 2022 were long-lived asset impairment credit and gain on bargain purchase of $1.8 million. Excluding these items, we would have reported a net loss for the three and six months ended June 30, 2022 of $4.1 million ($0.10 per common share) and $15.7 million ($0.38 per common share), respectively. Included in the net losses for the three and six months ended June 30, 2021 were severance expenses of $0.8 and $0.9 million, respectively; and a credit loss impairment credit of $1.0 million for both periods. Excluding these items, we would have reported a net loss for the three and six months ended June 30, 2021 of $29.7 million ($0.73 per common share) and $64.9 million ($1.59 per common share), respectively.

Quintin Kneen, Tidewater’s President and Chief Executive Officer, commented, “We believe the second quarter of 2022 marks the inflection point in the industry that we have long awaited and is now evident in our financial performance. Revenue, gross margin, average day rate and utilization all improved meaningfully during the second quarter as the building momentum in offshore vessel activity reached critical mass. The second quarter results reflect the impact of the Swire Pacific Offshore (SPO) acquisition, necessarily showing a large jump in revenue and vessels worked, but when viewing the quarter on relative metrics, the improvement is clear. The average day rate improved by nearly $1,900 per day sequentially, which is in excess of the improvement we would typically expect to realize over the course of an entire year in a normal market upcycle. Vessel level cash margin improved to 38%, up approximately four percentage points and continuing to meaningfully outperform the 30% target we have discussed in recent quarters. These improvements during the quarter, particularly the move in day rates, speak to continued demand growth as offshore activity continues to increase and as the vessel supply fundamentals continue to work in our favor given the shortage of available vessels on the market today. We expect activity to continue to improve throughout the remainder of 2022 with another likely step-up in 2023.

“As previously mentioned, we closed on the SPO acquisition on April 22, 2022. Post-closing of the transaction, the legacy SPO fleet contributed approximately $43.2 million of revenue during the second quarter and generated a vessel level cash margin in line with the total fleet vessel level cash margin of 38%. The legacy SPO business incurred approximately $3.9 million of general and administrative expense during the second quarter, down meaningfully from the pre-close run rate as we achieved some early successes in reducing general and administrative expenses as we continue to target $20.0 million in annual general and administrative costs synergies. Overall, we remain confident in our ability to realize total annual cost synergies of $45.0 million, including $25.0 million in annual synergies from operating expenses.

"While there are a variety of macroeconomic factors driving recent market volatility, the current commercial environment for offshore vessel activity remains robust. Commodity prices remain at attractive levels, recent volatility notwithstanding, providing a compelling economic rationale for our customers to continue driving their spending plans and operational goals. The supply of capable and available vessels continues to tighten. As our vessels continue to roll off older contracts, we are taking advantage of the tight supply environment to drive day rates in a strong demand environment. To illustrate this point, during the second quarter, 24 of our vessels entered new contracts of various duration that will ultimately provide a nearly 50% aggregate uplift in day rate as compared to the previous aggregate contracted day rates. Commercial momentum for new contracts is broad-based, evident in all of our operating regions and in all of our vessel classes, with West Africa and our largest PSV class notable drivers of this improvement. We remain mindful of inflation pressures that inevitably impact our business in our commercial strategy and believe that the market tightness will allow for net pricing improvements well in-excess of the impact of any inflation we may incur.

“The various initiatives we have executed over the past several years have prepared us to reap the benefits of the rapidly improving market we are currently experiencing. Building a strong leadership team positioned us to weather market challenges and position the company to take advantage of improved market fundamentals. Optimizing the organizational cost structure positioned us to maximize margins. Streamlining the fleet positioned us to offer the highest quality vessels to the market that can command the best pricing. Addressing the balance sheet positioned us to operate with a high degree of financial flexibility. Acquiring SPO positioned us to transform the company into a global leader in offshore support vessels with additional exposure to the world’s highest growth markets.

“The combination of initiatives we have successfully executed, combined with the market dynamics we are currently experiencing, has set up Tidewater as one of the largest and most efficient OSV operators globally, and has the company poised to create significant value over the coming quarters and years. The combination of high operating leverage and low financial leverage positions Tidewater to generate significant cash returns from its operating activities and the option to further leverage those returns. We remain committed to pursuing executional excellence in all facets of our business. Moving forward, we expect to continue to drive utilization and day rates, execute on realizing continued efficiencies within the business, including our commitment to realizing the synergies associated with SPO, and to opportunistically pursue platform-enhancing, value accretive strategic transactions.

“This is an exciting time for the company, and we expect all of Tidewater’s stakeholders to benefit from the continued improvement in the business. I want to thank all of our employees, including our new employees from SPO, for their continued hard work to position Tidewater to capitalize on what looks to be the best market for offshore vessels in recent memory.”

In addition to the number of outstanding shares, as of June 30, 2022, the company also has the following in-the-money warrants.

Common shares outstanding	42,029,882
New Creditor Warrants (strike price $0.001 per common share)	395,401
GulfMark Creditor Warrants (strike price $0.01 per common share)	309,351
SPO acquisition warrants (strike price $0.001 per common share)	8,100,000
Total	50,834,634

Tidewater will hold a conference call to discuss results for the three and six months ending June 30, 2022 on August 5, 2022, at 8:00 a.m. Central Time. Investors and interested parties may listen to the earnings conference call via telephone by calling +1.888.770.7135 if calling from the U.S. or Canada (+1.929.203.0820 if calling from outside the U.S.) and provide Conference ID: 2444624 prior to the scheduled start time. A live webcast of the call will also be available in the Investor Relations section of Tidewater’s website at investor.tdw.com.

A replay of the conference call will be available beginning at 11:00 a.m. Central Time on August 5, 2022 and will continue until 11:59 p.m. Central Time on September 5, 2022. To access the replay, visit the Investor Relations section of Tidewater’s website at investor.tdw.com.

The conference call will contain forward-looking statements in addition to statements of historical fact. The actual achievement of any forecasted results or the unfolding of future economic or business developments in a way anticipated or projected by the company involves numerous risks and uncertainties that may cause the company’s actual performance to be materially different from that stated or implied in the forward-looking statements. Such risks and uncertainties include, among other things, risks associated with the general nature of the oilfield service industry and other factors discussed within the “Risk Factors” section of Tidewater’s most recent Forms 10-Q and 10-K.

Tidewater owns and operates the largest fleet of offshore support vessels in the industry, with 65 years of experience supporting offshore energy exploration, production and offshore wind activities worldwide. To learn more, visit www.tdw.com.

Financial information is displayed beginning on the next page.

The financial statements and supplementary information presented in this press release were not audited. This press release presents extracts from the Consolidated Balance Sheets at June 30, 2022 and December 31, 2021; the Consolidated Statements of Operations and Consolidated Statements of Equity for the three and six months ended June 30, 2022 and 2021; and the Consolidated Statements of Cash Flows for the six months ended June 30, 2022 and 2021. Extracts are drawn from the June 30, 2022 unaudited quarterly and year to date financial statements and the December 31, 2021 audited annual financial statements of Tidewater Inc. All per-share amounts are stated on a diluted basis.

In conjunction with the acquisition of Swire Pacific Offshore (SPO), we realigned our reportable segments to better reflect the post-acquisition operating environment. The previous Middle East/Asia Pacific segment has been split into the Middle East segment and the Asia Pacific segment. Our previous operations in Southeast Asia and Australia, along with the legacy SPO operations in the Asia Pacific region, now form the new Asia Pacific segment. Our segment disclosures reflect the current segment alignment for all periods presented.

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In Thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30, 2022	June 30, 2021	June 30, 2022	June 30, 2021
Revenues:
Vessel revenues	$162,175	$88,514	$266,051	$169,507
Other operating revenues	1,272	1,439	3,125	3,950
Total revenues	163,447	89,953	269,176	173,457
Costs and expenses:
Vessel operating costs	100,257	64,263	168,768	125,283
Costs of other operating revenues	483	581	844	1,648
General and administrative	27,804	16,787	46,021	32,830
Depreciation and amortization	31,766	28,549	58,423	58,276
Long-lived asset impairment credit	—	—	(500)	—
Affiliate credit loss impairment credit	—	(1,000)	—	(1,000)
Loss on asset dispositions, net	1,297	932	1,090	2,880
Total costs and expenses	161,607	110,112	274,646	219,917
Operating income (loss)	1,840	(20,159)	(5,470)	(46,460)
Other income (expense):
Foreign exchange gain (loss)	(1,881)	422	(935)	(428)
Equity in net earnings (losses) of unconsolidated companies	(244)	52	(244)	(1,797)
Interest income and other, net	349	8	3,835	31
Loss on warrants	(14,175)	—	(14,175)	—
Interest and other debt costs, net	(4,284)	(3,944)	(8,459)	(8,485)
Total other expense	(20,235)	(3,462)	(19,978)	(10,679)
Loss before income taxes	(18,395)	(23,621)	(25,448)	(57,139)
Income tax expense	6,619	6,026	11,837	8,035
Net loss	(25,014)	(29,647)	(37,285)	(65,174)
Less: Net income (loss) attributable to noncontrolling interests	567	(185)	464	(397)
Net loss attributable to Tidewater Inc.	$(25,581)	$(29,462)	$(37,749)	$(64,777)
Basic loss per common share	$(0.61)	$(0.72)	$(0.91)	$(1.59)
Diluted loss per common share	$(0.61)	$(0.72)	$(0.91)	$(1.59)
Weighted average common shares outstanding	41,814	40,899	41,614	40,808
Adjusted weighted average common shares	41,814	40,899	41,614	40,808

TIDEWATER INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In Thousands, except share and par value data)

	June 30, 2022	December 31, 2021
ASSETS
Current assets:
Cash and cash equivalents	$87,981	$149,037
Restricted cash	1,240	1,240
Trade and other receivables, less allowance for credit losses of $2,288 and $1,948 as of June 30, 2022 and 2021, respectively	189,259	86,503
Due from affiliates, less allowance for credit losses of $12,215 and $72,456 as of June 30, 2022 and 2021, respectively	—	70,134
Marine operating supplies	21,182	12,606
Assets held for sale	6,862	14,421
Prepaid expenses and other current assets	23,259	8,731
Total current assets	329,783	342,672
Net properties and equipment	838,612	688,040
Deferred drydocking and survey costs	53,661	40,734
Indemnification assets	30,269	—
Other assets	30,410	24,334
Total assets	$1,282,735	$1,095,780

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$30,537	$20,788
Accrued costs and expenses	109,212	51,734
Due to affiliates	—	61,555
Other current liabilities	47,872	23,865
Total current liabilities	187,621	157,942
Long-term debt	168,279	167,885
Other liabilities and deferred credits	85,188	68,184

Commitments and contingencies

Equity:
Common stock	42	41
Additional paid-in-capital	1,554,561	1,376,494
Accumulated deficit	(715,649)	(677,900)
Accumulated other comprehensive loss	1,763	2,668
Total stockholders' equity	840,717	701,303
Noncontrolling interests	930	466
Total equity	841,647	701,769
Total liabilities and equity	$1,282,735	$1,095,780

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS

(In Thousands)

	Three Months Ended		Six Months Ended
	June 30, 2022	June 30, 2021	June 30, 2022	June 30, 2021
Net loss	$(25,014)	$(29,647)	$(37,285)	$(65,174)
Other comprehensive loss:
Unrealized loss on note receivable	(846)	—	(846)	—
Change in liability of pension plans	138	(207)	(59)	(278)
Total comprehensive loss	$(25,722)	$(29,854)	$(38,190)	$(65,452)

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In Thousands)

	Six Months	Six Months
	Ended	Ended
	June 30, 2022	June 30, 2021
Operating activities:
Net loss	$(37,285)	$(65,174)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	40,287	36,694
Amortization of deferred drydocking and survey costs	18,136	21,582
Amortization of debt premiums and discounts	765	1,986
Provision for deferred income taxes	145	648
Loss on asset dispositions, net	1,090	2,880
Gain on bargain purchase	(1,300)	—
Loss on debt extinguishment	—	59
Affiliate credit loss impairment credit	—	(1,000)
Long-lived asset impairment credit	(500)	—
Loss on warrants	14,175	—
Stock-based compensation expense	3,421	2,676
Changes in assets and liabilities, net of effects of business acquisition:
Trade and other receivables	(35,085)	22,394
Changes in due to/from affiliate, net	(20)	4,693
Accounts payable	8,072	(792)
Accrued expenses	2,354	(2,074)
Deferred drydocking and survey costs	(31,063)	(6,771)
Other, net	(16,419)	(7,234)
Net cash provided by (used in) operating activities	(33,227)	10,567
Cash flows from investing activities:
Proceeds from sales of assets	8,163	29,560
Acquisitions, net of cash acquired	(29,525)	—
Additions to properties and equipment	(5,380)	(1,861)
Net cash provided by (used in) investing activities	(26,742)	27,699
Cash flows from financing activities:
Principal payments on long-term debt	—	(37,901)
Debt issuance and modification costs	(371)	(855)
Debt extinguishment premium	—	(59)
Tax on share-based award	(2,176)	(758)
Net cash used in financing activities	(2,547)	(39,573)
Net change in cash, cash equivalents and restricted cash	(62,516)	(1,307)
Cash, cash equivalents and restricted cash at beginning of period	154,276	155,225
Cash, cash equivalents and restricted cash at end of period	$91,760	$153,918

Supplemental disclosure of cash flow information:
Cash paid during the year for:
Interest, net of amounts capitalized	$7,626	$7,028
Income taxes	$9,330	$6,609
Supplemental disclosure of noncash investing activities:
Acquisition of SPO	$162,648	$—
Supplemental disclosure of noncash financing activities:
Warrants issued for SPO acquisition	$162,648	$—

Note:  Cash, cash equivalents and restricted cash at June 30, 2022 includes $2.5 million in long-term restricted cash, which is included in other assets in our consolidated balance sheet.

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF EQUITY

(In Thousands)

	Three Months Ended
				Accumulated
		Additional		other	Non
	Common	paid-in	Accumulated	comprehensive	controlling
	stock	capital	(deficit)	loss	interest	Total
Balance at March 31, 2022	$42	$1,376,934	$(690,068)	$2,471	$363	$689,742
Total comprehensive income (loss)	—	—	(25,581)	(708)	567	(25,722)
SPO acquisition warrants	—	176,823	—	—	—	176,823
Amortization of share-based awards	—	804	—	—	—	804
Balance at June 30, 2022	$42	$1,554,561	$(715,649)	$1,763	$930	$841,647

Balance at March 31, 2021	$41	$1,372,846	$(584,246)	$(875)	$945	$788,711
Total comprehensive loss	—	—	(29,462)	(207)	(185)	(29,854)
Amortization of share-based awards	—	881	—	—	—	881
Balance at June 30, 2021	$41	$1,373,727	$(613,708)	$(1,082)	$760	$759,738

	Six Months Ended
				Accumulated
		Additional		other	Non
	Common	paid-in	Accumulated	comprehensive	controlling
	stock	capital	deficit	income (loss)	interest	Total
Balance at December 31, 2021	$41	$1,376,494	$(677,900)	$2,668	$466	$701,769
Total comprehensive income (loss)	—	—	(37,749)	(905)	464	(38,190)
Issuance of common stock	1	(1)	—	—	—	—
SPO acquisition warrants	—	176,823	—	—	—	176,823
Amortization of share-based awards	—	1,245	—	—	—	1,245
Balance at June 30, 2022	$42	$1,554,561	$(715,649)	$1,763	$930	$841,647

Balance at December 31, 2020	$41	$1,371,809	$(548,931)	$(804)	$1,157	$823,272
Total comprehensive loss	—	—	(64,777)	(278)	(397)	(65,452)
Amortization of share-based awards	—	1,918	—	—	—	1,918
Balance at June 30, 2021	$41	$1,373,727	$(613,708)	$(1,082)	$760	$759,738

The company’s vessel revenues and vessel operating costs and the related percentage of total vessel revenues, were as follows:

(In Thousands)	Three Months Ended				Six Months Ended
	June 30, 2022		June 30, 2021		June 30, 2022		June 30, 2021
Vessel revenues:
Americas	$37,520	23%	$23,481	27%	$65,964	25%	$49,705	29%
Asia Pacific	16,362	10%	4,870	6%	21,259	8%	8,442	5%
Middle East	28,396	18%	20,758	23%	48,614	18%	41,600	25%
Europe/Mediterranean	32,475	20%	22,467	25%	56,394	21%	37,216	22%
West Africa	47,422	29%	16,938	19%	73,820	28%	32,544	19%
Total vessel revenues	$162,175	100%	$88,514	100%	$266,051	100%	$169,507	100%
Vessel operating costs:
Crew costs	$60,639	37%	$37,685	43%	$101,476	38%	$72,847	43%
Repair and maintenance	13,477	8%	9,534	11%	22,938	9%	18,971	11%
Insurance	1,366	1%	(137)	(0)%	2,750	1%	486	1%
Fuel, lube and supplies	11,521	7%	6,541	7%	18,597	7%	12,401	7%
Other	13,254	8%	10,640	12%	23,007	9%	20,578	12%
Total vessel operating costs	100,257	62%	64,263	73%	168,768	63%	125,283	74%
Vessel operating margin (A)	$61,918	38%	$24,251	27%	$97,283	37%	$44,224	26%

Note (A): Vessel operating margin equals revenues less vessel operating costs and excludes general and administrative expenses and depreciation and amortization.

The company’s operating loss and other components of loss before income taxes and its related percentage of total revenues, were as follows:

(In Thousands)	Three Months Ended				Six Months Ended
	June 30, 2022		June 30, 2021		June 30, 2022		June 30, 2021
Vessel operating profit (loss):
Americas	$5,930	4%	$(4,940)	(5)%	$5,848	2%	$(6,591)	(4)%
Asia Pacific	(899)	(1)%	1,722	2%	1,274	0%	1,667	1%
Middle East	(307)	(0)%	(1,456)	(2)%	(2,190)	(1)%	(3,254)	(2)%
Europe/Mediterranean	4,262	3%	(1,986)	(2)%	1,833	1%	(10,007)	(6)%
West Africa	9,270	6%	(5,355)	(6)%	12,485	5%	(12,122)	(7)%
Other operating profit	790	0%	858	1%	2,282	1%	2,302	1%
	19,046	12%	(11,157)	(12)%	21,532	8%	(28,005)	(16)%

Corporate expenses (A)	(15,909)	(10)%	(9,070)	(10)%	(26,412)	(10)%	(16,575)	(10)%
Loss on asset dispositions, net	(1,297)	(1)%	(932)	(1)%	(1,090)	(0)%	(2,880)	(2)%
Affiliate credit loss impairment credit	—	0%	1,000	1%	—	0%	1,000	1%
Long-lived asset impairments and other	—	0%	—	0%	500	0%	—	0%
Operating loss	$1,840	1%	$(20,159)	(22)%	$(5,470)	(2)%	$(46,460)	(27)%

Note (A):  General and administrative expenses for the three months and six months ended June 30, 2022 include stock-based compensation of $1.9 million and $3.4 million, respectively. General and administrative expenses for the three and six months ended June 30, 2021 include stock-based compensation of $1.5 million and $2.7 million, respectively. In addition, vessel operating and general and administrative costs for the three months and six months ended June 30, 2022, include $7.3 million and $9.6 million in one-time acquisition, restructuring and integration related costs, respectively. Vessel operating and general and administrative costs for the three and six months ended June 30, 2021, include $0.8 million and $0.9 million in one-time restructuring and integration related costs, respectively.

TIDEWATER INC.

CONSOLIDATED STATEMENTS OF EARNINGS (LOSS) – QUARTERLY DATA

(In Thousands, except per share data)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2022	2022	2021	2021	2021
Revenues:
Vessel revenues	$162,175	$103,876	$100,428	$91,634	$88,514
Other operating revenues	1,272	1,853	4,747	767	1,439
Total revenues	163,447	105,729	105,175	92,401	89,953
Costs and expenses:
Vessel operating costs (A)	100,257	68,511	71,187	65,344	64,263
Costs of other operating revenue	483	361	228	355	581
General and administrative (A)	27,804	18,217	17,641	18,045	16,787
Depreciation and amortization	31,766	26,657	28,288	27,980	28,549
Long-lived asset impairment (credit) and other	—	(500)	13,476	2,167	—
Affiliate credit loss impairment expense (credit)	—	—	1,400	—	(1,000)
(Gain) loss on asset dispositions, net	1,297	(207)	(53)	74	932
Total operating costs and expenses	161,607	113,039	132,167	113,965	110,112
Operating loss	1,840	(7,310)	(26,992)	(21,564)	(20,159)
Other income (expense):
Foreign exchange gain (loss)	(1,881)	946	582	(523)	422
Equity in net earnings (losses) of unconsolidated companies	(244)	—	(1,625)	100	52
Interest income and other, net	349	3,486	1,426	148	8
Loss on early extinguishment of debt	—	—	(11,100)	—	—
Loss on warrants	(14,175)	—	—	—	—
Interest and other debt costs, net	(4,284)	(4,175)	(3,417)	(3,681)	(3,944)
Total other expense	(20,235)	257	(14,134)	(3,956)	(3,462)
Loss before income taxes	(18,395)	(7,053)	(41,126)	(25,520)	(23,621)
Income tax (benefit) expense	6,619	5,218	(3,047)	887	6,026
Net loss	(25,014)	(12,271)	(38,079)	(26,407)	(29,647)
Net loss attributable to noncontrolling interests	567	(103)	(145)	(149)	(185)
Net loss attributable to Tidewater Inc.	$(25,581)	$(12,168)	$(37,934)	$(26,258)	$(29,462)
Basic loss per common share	$(0.61)	$(0.29)	$(0.92)	$(0.64)	$(0.72)
Diluted loss per common share	$(0.61)	$(0.29)	$(0.92)	$(0.64)	$(0.72)
Weighted average common shares outstanding	41,814	41,412	41,280	41,132	40,899
Adjusted weighted average common shares	41,814	41,412	41,280	41,132	40,899

Vessel operating margin	$61,918	$35,365	$29,241	$26,290	$24,251

Note (A) One-time acquisition, restructuring and integration related costs	$7,314	$2,305	$221	$112	$795

TIDEWATER INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In Thousands)

	June 30,	March 31,	December 31,	September 30,	June 30,
	2022	2022	2021	2021	2021
ASSETS
Current assets:
Cash and cash equivalents	$87,981	$136,234	$149,037	$127,414	$131,157
Restricted cash	1,240	4,958	1,240	24,092	20,284
Trade and other receivables, net	189,259	112,953	86,503	86,015	90,229
Due from affiliates, less allowances	—	21,191	70,134	68,217	64,922
Marine operating supplies	21,182	13,252	12,606	13,335	15,404
Assets held for sale	6,862	8,591	14,421	17,891	17,214
Prepaid expenses and other current assets	23,259	12,012	8,731	13,129	15,953
Total current assets	329,783	309,191	342,672	350,093	355,163
Net properties and equipment	838,612	677,580	688,040	709,324	731,659
Deferred drydocking and survey costs	53,661	44,362	40,734	40,510	40,372
Indemnification assets	30,269	—	—	—	—
Other assets	30,410	22,997	24,334	23,146	24,539
Total assets	$1,282,735	$1,054,130	$1,095,780	$1,123,073	$1,151,733

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$30,537	$23,696	$20,788	$18,042	$16,189
Accrued costs and expenses	109,212	55,141	51,734	52,133	50,532
Due to affiliates	—	21,191	61,555	59,571	59,759
Current portion of long-term debt	—	—	—	140,995	7,355
Other current liabilities	47,872	25,471	23,865	29,139	28,825
Total current liabilities	187,621	125,499	157,942	299,880	162,660
Long-term debt	168,279	167,997	167,885	14,139	148,612
Other liabilities and deferred credits	85,188	70,892	68,184	74,442	80,723

Equity:
Common stock	42	42	41	41	41
Additional paid-in-capital	1,554,561	1,376,934	1,376,494	1,375,215	1,373,727
Accumulated deficit	(715,649)	(690,068)	(677,900)	(639,966)	(613,708)
Accumulated other comprehensive income (loss)	1,763	2,471	2,668	(1,289)	(1,082)
Total stockholders' equity	840,717	689,379	701,303	734,001	758,978
Noncontrolling interests	930	363	466	611	760
Total equity	841,647	689,742	701,769	734,612	759,738
Total liabilities and equity	$1,282,735	$1,054,130	$1,095,780	$1,123,073	$1,151,733

Supplemental information
Due from related parties, net of due to related parties:
Sonatide (Angola)	$—	$—	$8,579	$8,646	$5,163

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2022	2022	2021	2021	2021
VESSEL REVENUE BY VESSEL CLASS

Americas fleet:
Deepwater	$30,768	$21,711	$21,658	$18,961	$17,796
Towing-supply	4,864	5,596	5,062	4,440	4,535
Other	1,888	1,137	1,162	1,163	1,150
Total	37,520	28,444	27,882	24,564	23,481
Asia Pacific fleet:
Deepwater	11,769	3,923	3,951	3,899	3,897
Towing-supply	4,372	974	963	887	973
Other	221	—	—	—	—
Total	16,362	4,897	4,914	4,786	4,870
Middle East fleet:
Deepwater	19,744	12,599	13,360	13,393	13,367
Towing-supply	8,652	7,619	8,588	7,454	7,391
Total	28,396	20,218	21,948	20,847	20,758
Europe/Mediterranean fleet:
Deepwater	32,328	23,765	22,344	21,037	22,293
Towing-supply	—	—	—	—	11
Other	147	154	157	160	163
Total	32,475	23,919	22,501	21,197	22,467
West Africa fleet:
Deepwater	27,699	14,746	13,658	10,967	8,814
Towing-supply	14,464	6,597	5,807	5,474	5,564
Other	5,259	5,055	3,718	3,799	2,560
Total	47,422	26,398	23,183	20,240	16,938
Worldwide fleet:
Deepwater	122,308	76,744	74,971	68,257	66,167
Towing-supply	32,352	20,786	20,420	18,255	18,474
Other	7,515	6,346	5,037	5,122	3,873
Total	$162,175	$103,876	$100,428	$91,634	$88,514

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2022	2022	2021	2021	2021
AVERAGE NUMBER OF VESSELS:

Americas fleet:
Deepwater	25	24	25	25	27
Towing-supply	8	8	8	8	8
Other	1	2	2	3	3
Total	34	34	35	36	38
Stacked vessels	(5)	(7)	(9)	(11)	(13)
Active vessels	29	27	26	25	25
Asia Pacific fleet:
Deepwater	10	3	3	3	3
Towing-supply	5	2	2	2	2
Other	4	—	—	—	—
Total	19	5	5	5	5
Stacked vessels	(1)	—	—	—	—
Active vessels	18	5	5	5	5
Middle East fleet:
Deepwater	24	17	17	17	17
Towing-supply	17	16	16	16	16
Total	41	33	33	33	33
Stacked vessels	—	—	(1)	(1)	(1)
Active vessels	41	33	32	32	32
Europe/Mediterranean fleet:
Deepwater	27	28	28	28	29
Total	27	28	28	28	29
Stacked vessels	(2)	(4)	(5)	(7)	(8)
Active vessels	25	24	23	21	21
West Africa fleet:
Deepwater	25	17	18	19	20
Towing-supply	16	9	10	11	11
Other	26	26	24	25	26
Total	67	52	52	55	57
Stacked vessels	(8)	(10)	(13)	(19)	(22)
Active vessels	59	42	39	36	35
Worldwide fleet:
Deepwater	111	89	91	92	96
Towing-supply	46	35	36	37	37
Other	31	28	26	28	29
Total	188	152	153	157	162
Stacked vessels	(16)	(21)	(28)	(38)	(44)
Active vessels	172	131	125	119	118

Total active	172	131	125	119	118
Total stacked	16	21	28	38	44
Total joint venture	1	1	3	3	3
Total	189	153	156	160	165

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2022	2022	2021	2021	2021
AVAILABLE DAYS - TOTAL FLEET:

Americas fleet:
Deepwater	2,278	2,160	2,269	2,300	2,497
Towing-supply	701	720	736	736	728
Other	121	145	184	244	273
Total	3,100	3,025	3,189	3,280	3,498
Asia Pacific fleet:
Deepwater	873	270	276	276	273
Towing-supply	487	180	184	184	182
Other	392	—	—	—	—
Total	1,752	450	460	460	455
Middle East fleet:
Deepwater	2,156	1,539	1,564	1,564	1,547
Towing-supply	1,547	1,448	1,472	1,472	1,485
Total	3,703	2,987	3,036	3,036	3,032
Europe/Mediterranean fleet:
Deepwater	2,486	2,536	2,607	2,612	2,672
Total	2,486	2,536	2,607	2,612	2,672
West Africa fleet:
Deepwater	2,260	1,553	1,656	1,718	1,853
Towing-supply	1,460	815	920	1,011	1,001
Other	2,366	2,340	2,208	2,328	2,366
Total	6,086	4,708	4,784	5,057	5,220
Worldwide fleet:
Deepwater	10,053	8,058	8,372	8,470	8,842
Towing-supply	4,195	3,163	3,312	3,403	3,396
Other	2,879	2,485	2,392	2,572	2,639
Total	17,127	13,706	14,076	14,445	14,877

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2022	2022	2021	2021	2021
OUT-OF-SERVICE - STACKED DAYS:

Americas fleet:
Deepwater	428	450	621	814	889
Towing-supply	64	90	92	92	91
Other	—	55	92	152	182
Total	492	595	805	1,058	1,162
Asia Pacific fleet:
Deepwater	61	—	—	—	—
Total	61	—	—	—	—
Middle East fleet:
Deepwater	—	25	92	92	91
Towing-supply	—	—	—	—	29
Total	—	25	92	92	120
Europe/Mediterranean fleet:
Deepwater	150	376	474	641	766
Total	150	376	474	641	766
West Africa fleet:
Deepwater	18	203	307	537	852
Towing-supply	238	275	382	551	516
Other	496	450	506	655	637
Total	752	928	1,195	1,743	2,005
Worldwide fleet:
Deepwater	657	1,054	1,494	2,084	2,598
Towing-supply	302	365	474	643	636
Other	496	505	598	807	819
Total	1,455	1,924	2,566	3,534	4,053

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2022	2022	2021	2021	2021
AVAILABLE DAYS - ACTIVE FLEET:

Americas fleet:
Deepwater	1,850	1,710	1,648	1,486	1,608
Towing-supply	637	630	644	644	637
Other	121	90	92	92	91
Total	2,608	2,430	2,384	2,222	2,336
Asia Pacific fleet:
Deepwater	812	270	276	276	273
Towing-supply	487	180	184	184	182
Other	392	—	—	—	—
Total	1,691	450	460	460	455
Middle East fleet:
Deepwater	2,156	1,514	1,472	1,472	1,456
Towing-supply	1,547	1,448	1,472	1,472	1,456
Total	3,703	2,962	2,944	2,944	2,912
Europe/Mediterranean fleet:
Deepwater	2,336	2,160	2,133	1,971	1,906
Total	2,336	2,160	2,133	1,971	1,906
West Africa fleet:
Deepwater	2,242	1,350	1,349	1,181	1,001
Towing-supply	1,222	540	538	460	485
Other	1,870	1,890	1,702	1,673	1,729
Total	5,334	3,780	3,589	3,314	3,215
Worldwide fleet:
Deepwater	9,396	7,004	6,878	6,386	6,244
Towing-supply	3,893	2,798	2,838	2,760	2,760
Other	2,383	1,980	1,794	1,765	1,820
Total	15,672	11,782	11,510	10,911	10,824

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2022	2022	2021	2021	2021
UTILIZATION - TOTAL FLEET:

Americas fleet:
Deepwater	71.3%	59.3%	57.0%	53.0%	45.6%
Towing-supply	74.2	64.6	71.4	64.9	76.3
Other	100.0	62.1	50.0	37.7	33.3
Total	73.0%	60.7%	59.9%	54.5%	51.0%
Asia Pacific fleet:
Deepwater	59.0%	100.0%	100.0%	100.0%	100.0%
Towing-supply	69.8	97.9	100.0	90.2	100.0
Other	85.5	—	—	—	—
Total	67.9%	99.2%	100.0%	96.1%	100.0%
Middle East fleet:
Deepwater	79.2%	81.8%	82.8%	83.8%	86.2%
Towing-supply	83.0	84.2	93.5	82.9	80.4
Total	80.8%	82.9%	88.0%	83.4%	83.4%
Europe/Mediterranean fleet:
Deepwater	82.8%	77.8%	72.4%	68.3%	64.7%
Total	82.8%	77.8%	72.4%	68.3%	64.7%
West Africa fleet:
Deepwater	87.4%	75.9%	65.7%	54.6%	42.3%
Towing-supply	78.2	65.9	50.0	40.0	38.4
Other	55.2	54.4	45.9	43.9	34.6
Total	72.7%	63.5%	53.5%	46.7%	38.1%
Worldwide fleet:
Deepwater	78.4%	74.0%	69.7%	65.2%	59.4%
Towing-supply	78.4	75.8	76.9	66.6	68.2
Other	61.2	54.8	46.2	43.3	34.5
Total	75.5%	70.9%	67.4%	61.7%	57.0%

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2022	2022	2021	2021	2021
UTILIZATION - ACTIVE FLEET:

Americas fleet:
Deepwater	87.7%	74.8%	78.4%	82.0%	70.7%
Towing-supply	81.7	73.8	81.5	74.1	87.2
Other	100.0	100.0	100.0	100.0	100.0
Total	86.8%	75.5%	80.1%	80.4%	76.4%
Asia Pacific fleet:
Deepwater	63.4%	100.0%	100.0%	100.0%	100.0%
Towing-supply	69.8	97.9	100.0	90.2	100.0
Other	85.5	—	—	—	—
Total	70.4%	99.2%	100.0%	96.1%	100.0%
Middle East fleet:
Deepwater	79.2%	83.1%	88.0%	89.0%	91.6%
Towing-supply	83.0	84.2	93.5	82.9	82.0
Total	80.8%	83.6%	90.7%	86.0%	86.8%
Europe/Mediterranean fleet:
Deepwater	88.1%	91.3%	88.5%	90.5%	90.6%
Total	88.1%	91.3%	88.5%	90.5%	90.6%
West Africa fleet:
Deepwater	88.1%	87.3%	80.7%	79.4%	78.3%
Towing-supply	93.5	99.5	85.5	87.9	79.2
Other	69.8	67.3	59.5	61.1	47.4
Total	82.9%	79.1%	71.4%	71.3%	61.8%
Worldwide fleet:
Deepwater	83.9%	85.1%	84.9%	86.5%	84.2%
Towing-supply	84.4	85.7	89.7	82.2	83.9
Other	73.9	68.8	61.6	63.1	50.0
Total	82.5%	82.5%	82.4%	81.6%	78.4%

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2022	2022	2021	2021	2021
AVERAGE VESSEL DAY RATES: (A)

Americas fleet:
Deepwater	$18,955	$16,964	$16,760	$15,568	$15,646
Towing-supply	9,350	12,030	9,638	9,298	8,162
Other	15,601	12,633	12,644	12,640	12,634
Total	16,569	15,501	14,603	13,742	13,162
Asia Pacific fleet:
Deepwater	22,844	14,529	14,315	14,126	14,275
Towing-supply	12,862	5,528	5,236	5,346	5,346
Total	13,748	10,975	10,683	10,830	10,704
Middle East fleet:
Deepwater	11,561	10,011	10,319	10,219	10,020
Towing-supply	6,736	6,249	6,240	6,110	6,192
Total	9,490	8,160	8,217	8,238	8,213
Europe/Mediterranean fleet:
Deepwater	15,705	12,046	11,834	11,800	12,905
Total	15,776	12,124	11,917	11,890	13,005
West Africa fleet:
Deepwater	14,026	12,516	12,553	11,700	11,242
Towing-supply	12,661	12,275	12,624	13,536	14,480
Other	4,026	3,972	3,669	3,717	3,124
Total	10,721	8,834	9,052	8,562	8,521
Worldwide fleet:
Deepwater	15,522	12,878	12,840	12,355	12,589
Towing-supply	9,843	8,668	8,022	8,049	7,978
Other	4,264	4,657	4,558	4,598	4,253
Total	$12,544	$10,687	$10,583	$10,288	$10,435

Note (A):  Average Vessel Day Rates equals Vessel Revenue / Days Worked.

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2022	2022	2021	2021	2021

Americas
Vessel revenues	$37,520	$28,444	$27,882	$24,564	$23,481

Vessel operating costs:
Crew costs	12,949	11,252	11,080	8,535	11,132
Repair and maintenance	2,866	2,627	2,487	2,951	2,192
Insurance	248	367	161	219	(30)
Fuel, lube and supplies	2,326	2,385	2,019	2,028	1,952
Other	3,054	2,196	4,347	3,008	2,972
Total vessel operating costs	21,443	18,827	20,094	16,741	18,218

Vessel operating margin ($)	16,077	9,617	7,788	7,823	5,263
Vessel operating margin (%)	42.8%	33.8%	27.9%	31.8%	22.4%

Americas - Select operating statistics
Average vessels - Total fleet	34	34	35	36	38
Utilization - Total fleet	73.0%	60.7%	59.9%	54.5%	51.0%

Average vessels - Active fleet	29	27	26	25	25
Utilization - Active fleet	86.8%	75.5%	80.1%	80.4%	76.4%

Average day rates	$16,569	$15,501	$14,603	$13,742	$13,162

Vessels commencing drydocks	3	5	5	4	3

Deferred drydocking and survey costs - beginning balance	$18,422	$16,270	$13,124	$12,919	$11,813
Cash paid for deferred drydocking and survey costs	3,857	5,060	6,470	4,906	2,157
Amortization of deferred drydocking and survey costs	(3,071)	(2,908)	(2,909)	(2,936)	(2,753)
Disposals, intersegment transfers and other	—	—	(415)	(1,765)	1,702
Deferred drydocking and survey costs - ending balance	$19,208	$18,422	$16,270	$13,124	$12,919

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2022	2022	2021	2021	2021

Asia Pacific
Vessel revenues	$16,362	$4,897	$4,914	$4,786	$4,870

Vessel operating costs:
Crew costs	8,138	788	883	875	801
Repair and maintenance	945	284	342	552	268
Insurance	90	54	24	51	(10)
Fuel, lube and supplies	1,590	105	166	211	205
Other	1,176	422	459	500	459
Total vessel operating costs	11,939	1,653	1,874	2,189	1,723

Vessel operating margin ($)	4,423	3,244	3,040	2,597	3,147
Vessel operating margin (%)	27.0%	66.2%	61.9%	54.3%	64.6%

Asia Pacific - Select operating statistics
Average vessels - Total fleet	19	5	5	5	5
Utilization - Total fleet	67.9%	99.2%	100.0%	96.1%	100.0%

Average vessels - Active fleet	18	5	5	5	5
Utilization - Active fleet	70.4%	99.2%	100.0%	96.1%	100.0%

Average day rates	$13,748	$10,975	$10,683	$10,830	$10,704

Vessels commencing drydocks	2	—	—	—	—

Deferred drydocking and survey costs - beginning balance	$542	$710	$1,019	$1,352	$1,848
Cash paid for deferred drydocking and survey costs	1,262	—	—	—	23
Amortization of deferred drydocking and survey costs	(163)	(168)	(309)	(379)	(519)
Disposals, intersegment transfers and other	(789)	—	—	46	—
Deferred drydocking and survey costs - ending balance	$852	$542	$710	$1,019	$1,352

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2022	2022	2021	2021	2021

Middle East
Vessel revenues	$28,396	$20,218	$21,948	$20,847	$20,758

Vessel operating costs:
Crew costs	11,193	8,465	8,827	9,075	9,109
Repair and maintenance	3,429	2,124	2,804	2,392	2,364
Insurance	325	297	179	9	47
Fuel, lube and supplies	2,700	1,559	1,148	1,536	1,289
Other	2,249	2,457	2,708	2,834	2,233
Total vessel operating costs	19,896	14,902	15,666	15,846	15,042

Vessel operating margin ($)	8,500	5,316	6,282	5,001	5,716
Vessel operating margin (%)	29.9%	26.3%	28.6%	24.0%	27.5%

Middle East - Select operating statistics
Average vessels - Total fleet	41	33	33	33	33
Utilization - Total fleet	80.8%	82.9%	88.0%	83.4%	83.4%

Average vessels - Active fleet	41	33	32	32	32
Utilization - Active fleet	80.8%	83.6%	90.7%	86.0%	86.8%

Average day rates	$9,490	$8,160	$8,217	$8,238	$8,213

Vessels commencing drydocks	7	2	2	1	4

Deferred drydocking and survey costs - beginning balance	$10,665	$8,994	$10,809	$10,772	$12,141
Cash paid for deferred drydocking and survey costs	6,362	3,855	327	2,441	1,331
Amortization of deferred drydocking and survey costs	(2,308)	(2,184)	(2,142)	(2,290)	(2,301)
Disposals, intersegment transfers and other	261	—	—	(114)	(399)
Deferred drydocking and survey costs - ending balance	$14,980	$10,665	$8,994	$10,809	$10,772

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2022	2022	2021	2021	2021

Europe/Mediterranean
Vessel revenues	$32,475	$23,919	$22,501	$21,197	$22,467

Vessel operating costs:
Crew costs	12,349	12,003	11,235	10,541	10,519
Repair and maintenance	2,414	2,106	3,562	1,754	2,244
Insurance	307	309	38	208	(131)
Fuel, lube and supplies	1,740	1,077	936	846	864
Other	2,468	2,026	1,919	1,926	1,803
Total vessel operating costs	19,278	17,521	17,690	15,275	15,299

Vessel operating margin ($)	13,197	6,398	4,811	5,922	7,168
Vessel operating margin (%)	40.6%	26.7%	21.4%	27.9%	31.9%

Europe/Mediterranean - Select operating statistics
Average vessels - Total fleet	27	28	28	28	29
Utilization - Total fleet	82.8%	77.8%	72.4%	68.3%	64.7%

Average vessels - Active fleet	25	24	23	21	21
Utilization - Active fleet	88.1%	91.3%	88.5%	90.5%	90.6%

Average day rates	$15,776	$12,124	$11,917	$11,890	$13,005

Vessels commencing drydocks	3	1	1	1	2

Deferred drydocking and survey costs - beginning balance	$6,425	$4,983	$5,571	$6,340	$7,731
Cash paid for deferred drydocking and survey costs	4,206	2,575	93	892	162
Amortization of deferred drydocking and survey costs	(1,400)	(1,133)	(1,096)	(1,316)	(1,553)
Disposals, intersegment transfers and other	—	—	415	(345)	—
Deferred drydocking and survey costs - ending balance	$9,231	$6,425	$4,983	$5,571	$6,340

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2022	2022	2021	2021	2021

West Africa
Vessel revenues	$47,422	$26,398	$23,183	$20,240	$16,938

Vessel operating costs:
Crew costs	16,010	8,329	7,690	6,583	6,124
Repair and maintenance	3,823	2,320	2,307	2,848	2,466
Insurance	396	357	115	325	(13)
Fuel, lube and supplies	3,165	1,950	2,136	2,130	2,231
Other	4,307	2,652	3,615	3,407	3,173
Total vessel operating costs	27,701	15,608	15,863	15,293	13,981

Vessel operating margin ($)	19,721	10,790	7,320	4,947	2,957
Vessel operating margin (%)	41.6%	40.9%	31.6%	24.4%	17.5%

West Africa - Select operating statistics
Average vessels - Total fleet	67	52	52	55	57
Utilization - Total fleet	72.7%	63.5%	53.5%	46.7%	38.1%

Average vessels - Active fleet	59	42	39	36	35
Utilization - Active fleet	82.9%	79.1%	71.4%	71.3%	61.8%

Average day rates	$10,721	$8,834	$9,052	$8,562	$8,521

Vessels commencing drydocks	5	3	3	3	2

Deferred drydocking and survey costs - beginning balance	$8,308	$9,777	$9,987	$8,989	$13,115
Cash paid for deferred drydocking and survey costs	2,764	1,122	3,004	2,378	376
Amortization of deferred drydocking and survey costs	(2,210)	(2,591)	(3,214)	(3,148)	(3,199)
Disposals, intersegment transfers and other	528	—	—	1,768	(1,303)
Deferred drydocking and survey costs - ending balance	$9,390	$8,308	$9,777	$9,987	$8,989

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2022	2022	2021	2021	2021

Worldwide
Vessel revenues	$162,175	$103,876	$100,428	$91,634	$88,514

Vessel operating costs:
Crew costs	60,639	40,837	39,715	35,609	37,685
Repair and maintenance	13,477	9,461	11,502	10,497	9,534
Insurance	1,366	1,384	517	812	(137)
Fuel, lube and supplies	11,521	7,076	6,405	6,751	6,541
Other	13,254	9,753	13,048	11,675	10,640
Total vessel operating costs	100,257	68,511	71,187	65,344	64,263

Vessel operating margin ($)	61,918	35,365	29,241	26,290	24,251
Vessel operating margin (%)	38.2%	34.0%	29.1%	28.7%	27.4%

Worldwide - Select operating statistics
Average vessels - Total fleet	188	152	153	157	162
Utilization - Total fleet	75.5%	70.9%	67.4%	61.7%	57.0%

Average vessels - Active fleet	172	131	125	119	118
Utilization - Active fleet	82.5%	82.5%	82.4%	81.6%	78.4%

Average day rates	$12,544	$10,687	$10,583	$10,288	$10,435

Vessels commencing drydocks	20	11	11	9	11

Deferred drydocking and survey costs - beginning balance	$44,362	$40,734	$40,510	$40,372	$46,648
Cash paid for deferred drydocking and survey costs	18,451	12,612	9,894	10,617	4,049
Amortization of deferred drydocking and survey costs	(9,152)	(8,984)	(9,670)	(10,069)	(10,325)
Disposals, intersegment transfers and other	—	—	—	(410)	—
Deferred drydocking and survey costs - ending balance	$53,661	$44,362	$40,734	$40,510	$40,372

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2022	2022	2021	2021	2021

Net loss	$(25,014)	$(12,271)	$(38,079)	$(26,407)	$(29,647)

Interest and other debt costs	4,284	4,175	3,417	3,681	3,944
Income tax (benefit) expense	6,619	5,218	(3,047)	887	6,026
Depreciation	22,614	17,673	18,618	17,911	18,224
Amortization of deferred drydock and survey costs	9,152	8,984	9,670	10,069	10,325
EBITDA (A), (B), (C)	17,655	23,779	(9,421)	6,141	8,872

Long-lived asset impairment (credit) and other	—	(500)	13,476	2,167	—
Affiliate credit loss impairment expense (credit)	—	—	1,400	—	(1,000)
Loss on early extinguishment of debt	—	—	11,100	—	—
Loss on warrants	14,175	—	—	—	—
Gain on bargain purchase	—	(1,300)	—	—	—
One-time integration related costs	7,314	2,305	221	112	795
Adjusted EBITDA (A), (B), (C)	$39,144	$24,284	$16,776	$8,420	$8,667

Note (A):  EBITDA excludes interest and other debt costs, income tax expense, depreciation and amortization. Additionally, Adjusted EBITDA excludes impairment charges, loss on early extinguishment of debt, loss on warrants, gain on bargain purchase and merger and integration related costs.

Note (B):  EBITDA and Adjusted EBITDA for the three months ended June 30, 2022, and for each of the prior four quarters includes non-cash, stock-based compensation expense of $1,963, $1,458, $1,439, $1,523, and $1,504, respectively.

Note (C):  EBITDA and Adjusted EBITDA for the three months ended June 30, 2022, and for each of the prior four quarters includes foreign exchange gain (losses) of $(1,881), $946, $582, $(523), and $422, respectively.

Non-GAAP Financial Measures

We disclose and discuss EBITDA and Adjusted EBITDA as non-GAAP financial measures in our public releases, including quarterly earnings releases, investor conference calls and other filings with the Securities and Exchange Commission. We define EBITDA as earnings (net income or loss) before interest and other debt costs, income tax expense, depreciation and amortization. Additionally, Adjusted EBITDA excludes impairment charges and merger and integration related costs. Our measures of EBITDA and Adjusted EBITDA may not be comparable to similarly titled measures presented by other companies. Other companies may calculate EBITDA and Adjusted EBITDA differently than we do, which may limit its usefulness as a comparative measure.

Because EBITDA and Adjusted EBITDA are not measures of financial performance calculated in accordance with GAAP, they should not be considered in isolation or as a substitute for operating income, net income or loss, cash provided (used) in operating activities, investing and financing activities, or other income or cash flow statement data prepared in accordance with GAAP.

EBITDA and Adjusted EBITDA are widely used by investors and other users of our financial statements as a supplemental financial measure that, when viewed with our GAAP results and the accompanying reconciliations, we believe provide additional information that is useful to gain an understanding of the factors and trends affecting our ability to service debt, pay taxes and fund drydocking and survey costs and capital expenditures. We also believe the disclosure of EBITDA and Adjusted EBITDA helps investors meaningfully evaluate and compare our cash flow generating capacity from quarter-to-quarter and year-to-year.

EBITDA and Adjusted EBITDA are also financial metrics used by management (i) as a supplemental internal measure for planning and forecasting overall expectations and for evaluating actual results against such expectations; (ii) to compare to the EBITDA and Adjusted EBITDA of other companies when evaluating potential acquisitions; and (iii) to assess our ability to service existing fixed charges and incur additional indebtedness.

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2022	2022	2021	2021	2021

Net cash provided by (used in) operating activities (A)	$(21,603)	$(11,624)	$6,938	$(2,499)	$4,851

Cash interest expense	7,626	—	3,664	3,055	3,282
Interest income and other	(349)	(2,186)	(1,426)	(148)	(8)
Additions to property and equipment	(4,151)	(1,229)	(6,368)	(722)	(665)
Acquisitions	(28,486)	(1,039)	—	—	—
Expansion capital	28,486	1,039	—	—	—
Free cash flow before proceeds from asset sales	(18,477)	(15,039)	2,808	(314)	7,460

Proceeds from asset sales	3,535	4,628	54	4,396	18,577

Free cash flow	$(14,942)	$(10,411)	$2,862	$4,082	$26,037

Free cash flow is a non-GAAP investment performance indicator which we believe provides useful information regarding the net cash generated by the Company before any payments to capital providers. Free cash flow is determined from net cash provided by (used in) operating activities adjusted for capital expenditures, excluding expansion capital, proceeds from asset sales, cash interest expense and interest income. Free cash flow is not defined by U.S. GAAP and is not a substitute for net cash provided by operating activities.

Note (A): Net cash provided by (used in) operating activities is affected by changes in our assets and liabilities and the amounts we pay in cash for our drydocks and vessel surveys as illustrated in the following table:

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2022	2022	2021	2021	2021
Cash provided by (used in) changes in assets and liabilities, excluding drydock payments	$(27,697)	$(13,401)	$265	$2,586	$7,066
Cash paid for deferred drydock and survey costs	(18,451)	(12,612)	(9,894)	(10,617)	(4,049)
Total sources (uses) of cash for changes in assets and liabilities	$(46,148)	$(26,013)	$(9,629)	$(8,031)	$3,017

Contacts

Tidewater Inc.

West Gotcher

Vice President,

Finance and Investor Relations

+1.713.470.5285

SOURCE: Tidewater Inc.